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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 18, 2000
                                                          ---------------


                            USinternetworking, Inc.
                        --------------------------------
                          (Exact Name of Registrant as
                             Specified in Charter)

                                     25737
                           ------------------------
                             (Commission File No.)

                                   52-2078325
                            ----------------------
                                 (IRS Employer
                              Identification No.)

                                    Delaware
                         ------------------------------
                          (State or Other Jurisdiction
                               of Incorporation)


                                  One USi Plaza
                       ---------------------------------
                         Annapolis, Maryland 21404-7478
                              (Address of Principal
                               Executive Offices)


                                 (410) 897-4400
                         ------------------------------
                             (Registrant's telephone
                          number, including area code)


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ITEM 5.     OTHER EVENTS


            On April 19, 2000 USinternetworking Inc. ("the Company"), issued the press release filed herewith as Exhibit 99.1 in connection with the election of Ken Sichau to the Board of Directors. The Company is filing this Current Report on Form 8-K, together with Exhibit 99.1, with the Securities and Exchange Commission.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       USinternetworking, Inc.



By:    /s/ William T. Price
       ------------------------------------
Name:  William T. Price
       ------------------------------------
Title: Vice President, General Counsel & Secretary
       -------------------------------------------

Date: April 21, 2000

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                                  EXHIBIT INDEX

*      99.1.   Press release dated April 19, 2000.

---------------------------

*      Filed herewith.